UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2005

ENTRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-24733	62-1670648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hanover Park, Suite 800 16633 Dallas Parkway Addison, Texas	75001
(Address of Principal Executive Office)	(Zip Code)

972-713-5800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

As a result of growing constraints on his time, including his work as the Chief Executive Officer and Chairman of the Board of Directors of Asia Digital Media, Dr. Anthony E. Hwang resigned from the Board of Directors of Entrust, Inc. effective November 17, 2005.

Concurrent with this resignation and in advance of a potential new round of financing among the joint venture partners, Mr. F. William Conner, Chairman, President and Chief Executive Officer of Entrust, Inc., and Mr. David E. Rockvam, Chief Communications Officer of Entrust, Inc., resigned as director and Chief Financial Officer, respectively, of Asia Digital Media effective November 18, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRUST, INC.

Date: November 18, 2005	By:	/s/ David J. Wagner
David J. Wagner
Senior Vice President, Finance and Chief Financial Officer

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